UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2006

ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 708-5959

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 21, 2006, Archstone-Smith Operating Trust (“ASOT”), as Borrower, and Archstone-Smith Trust (“ASN”), as Parent, entered into an Amended and Restated Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A. and Wells Fargo Bank, N.A., as Syndication Agents, and SunTrust Bank and Citicorp North America, Inc., as Documentation Agents, and other various banks. The Credit Agreement amends ASOT’s $600 million unsecured revolving line of credit by, among other things, extending the maturity date to June 21, 2010, with a one-year extension feature exercisable at ASOT’s option, reducing the borrowing spreads to 32.5 to 100 basis points over LIBOR (depending on ASOT’s credit rating), revising and eliminating certain financial covenants, adding a $150 million subfacility for foreign currency loans, giving ASOT the ability to increase the line of credit to $1 billion, and giving ASOT the right to designate a foreign or domestic subsidiary as the borrower under loans made pursuant to the Credit Agreement, including foreign currency loans. In addition, the Credit Agreement provides for a separate $100 million swing loan facility with JPMorgan Chase Bank, N.A. Pursuant to the terms of the Credit Agreement, ASOT’s payment and performance under the credit facility is guaranteed by a Guaranty executed by ASN instead of guaranties from ASOT’s subsidiaries, as was the case under the prior credit agreement. Copies of the Credit Agreement and the Guaranty are included as Exhibits 10.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

Exhibit 10.1

Guaranty, dated June 21, 2006, executed by Archstone-Smith Trust for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A. and Wells Fargo Bank, N.A., as Syndication Agents, and SunTrust Bank and Citicorp North America, Inc., as Documentation Agents, and the other various banks signatory to the Amended and Restated Credit Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Archstone-Smith Operating Trust with the SEC on June 27, 2006).

Exhibit 10.2

Amended and Restated Credit Agreement, dated June 21, 2006, by and among, Archstone-Smith Operating Trust, as Borrower, Archstone-Smith Trust, as Parent, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Administrative Agent for Foreign Currencies, Bank of America, N.A. and Wells Fargo Bank, N.A., as Syndication Agents, and SunTrust Bank and Citicorp North America, Inc., as Documentation Agents, and the other various banks signatory thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Archstone-Smith Operating Trust with the SEC on June 27, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST
	By:	/s/ Thomas S. Reif
Dated: June 27, 2006		Name: Thomas S. Reif
Title: Group Vice President and Assistant General Counsel